EXHIBIT 10 (viii)
_________________
                          SECOND AMENDMENT TO
                    CONVERTIBLE TERM LOAN AGREEMENT

           THIS SECOND AMENDMENT TO CONVERTIBLE TERM LOAN AGREEMENT (this "Second Amendment"), dated as of June 26, 1998, is made by and among BANYAN STRATEGIC REALTY TRUST, a Massachusetts business trust ("Company"), and THE ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF (collectively, "Lenders"), with reference to the following Recitals:

                           R E C I T A L S:

           A. Company and Lenders are parties to that certain Convertible Term Loan Agreement dated as of October 10, 1997, as amended by that certain First Amendment to Convertible Term Loan Agreement dated as of March 30, 1998 (as amended, the "LOAN AGREEMENT"). Initially capitalized terms used in this Second Amendment and not otherwise defined herein shall have the meaning given such terms in the Loan Agreement, unless the context clearly indicates otherwise.

           B. Section 1.1 of the Loan Agreement defines certain terms used in the Loan Agreement, including the term "Underwriting Guidelines". Company and Lenders desire to amend the definition of Underwriting Guidelines as set forth in this Second Amendment.

           C. Section 2.1A of the Loan Agreement provides that the Lenders' aggregate Loan Commitments will be reduced to $10,000,000 on June 30, 1998. Company desires to extend the date on which the Loan Commitments will be so reduced, and Lenders are agreeable to extending that date on the terms and conditions set forth in this Second Amendment.

           NOW, THEREFORE, with reference to the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Lenders hereby agree as follows:

           1. Section 1.1 of the Loan Agreement is hereby amended by deleting therefrom the defined term "Underwriting Guidelines" in its entirety and substituting the following therefor:

           "UNDERWRITING GUIDELINES" means the following criteria:

                 (A) Facilities must be office or industrial properties, but may include portfolios of properties in which 80% or more of the square footage is office or industrial property;

                 (B) The ratio of (i) the projected net operating income for the Facility for each of the three years following acquisition to (ii) the sum of projected interest expense and scheduled debt principal payments with respect to secured Indebtedness and ground lease payments used for the acquisition for each such year shall be no less than 1.00:1.00;

                 (C) The ratio of (i) the projected net operating income for the Facility for the three years following acquisition to (ii) the sum of projected interest expense and scheduled debt principal payments with respect to secured Indebtedness, ground lease payments and interest on proceeds of Loans used for the acquisition for such three year period shall be no less than 1.00:1.00;

                 (D) Receipt by Agent of (i) an appraisal or other indication of value from an independent third party indicating value at least equal to the Acquisition Price of the Facility and (ii) a phase one or other similar environmental report indicating no significant environmental issues, in each case two Business Days prior to any borrowing for such Facility hereunder;

                 (E) Company or a Subsidiary of Company shall acquire the Facility."

           2. Section 2.1A of the Loan Agreement is hereby amended by deleting such section in its entirety and substituting the following therefore:
                 "A. AGREEMENT TO MAKE LOANS. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company set forth herein, each Lender severally agrees, subject to the limitations set forth below with respect to the maximum amount of Loans to lend to Company from time to time during the period from the Closing Date to but excluding the Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Loan Commitments to be used for the purposes identified in SUBSECTION 2.5. The original amount of each Lender's Loan Commitment is set forth opposite its name on the signature pages hereto and the aggregate original amount of the Loan Commitments is $20,000,000; PROVIDED that the Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Loan Commitments pursuant to SUBSECTION 8.1; provided further that each Lender's Loan Commitment shall be reduced by the amount of that Lender's Pro Rata Share of a Loan made pursuant to the provisions hereof. Each Lender's Loan Commitment shall expire on the Commitment Termination Date. Amounts borrowed under this SUBSECTION 2.1A may be prepaid pursuant to SUBSECTION 2.4, but may not be reborrowed."

           3. Except as expressly modified by this Second Amendment, Company and Lenders acknowledge and agree that the Loan Agreement and the other Loan Documents are unmodified and remain in full force and effect. Company hereby ratifies and affirms its obligations under the Loan Agreement (as modified by this Second Amendment) and the other Loan Documents.

           4. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.



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           IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:   BANYAN STRATEGIC REALTY TRUST,
           a Massachusetts business trust
           By:_________________________________________
                 Printed Name:__________________________
                 Title:_________________________________

AGENT:     MORGENS, WATERFALL, VINTIADIS & COMPANY, INC.,
           a New York corporation
           By:_______________________________________
                 Stuart B. Brown
           Title: Authorized Agent

LENDERS:   RESTART PARTNERS, L.P.,
           a Delaware limited partnership

           By:   PRIME GROUP L.P.,
                 a Delaware limited partnership,
                 its General Partner

                 By:  PRIME GROUP, INC.,
                      a Delaware corporation,
                      its General Partner

                      By:   Stuart B. Brown
                            (whose signature appears below),
                            Authorized Agent

                  [SIGNATURES CONTINUED ON NEXT PAGE]


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           RESTART PARTNERS II, L.P.,
           a Delaware limited partnership

           By:   PRIME GROUP II, L.P.,
                 a Delaware limited partnership,
                 its General Partner

                 By:  PRIME GROUP, INC.,
                      a Delaware corporation,
                      its General Partner

                      By:   Stuart B. Brown
                            (whose signature appears below),
                            Authorized Agent

           RESTART PARTNERS III, L.P.,
           a Delaware limited partnership

           By:   PRIME GROUP III, L.P.,
                 a Delaware limited partnership,
                 its General Partner

                 By:  PRIME GROUP, INC.,
                      a Delaware corporation,
                      its General Partner

                      By:   Stuart B. Brown
                            (whose signature appears below),
                            Authorized Agent

                  [SIGNATURES CONTINUED ON NEXT PAGE]


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           RESTART PARTNERS IV, L.P.,
           a Delaware limited partnership

           By:   PRIME GROUP IV, L.P.,
                 a Delaware limited partnership,
                 its General Partner

                 By:  PRIME GROUP, INC.,
                      a Delaware corporation,
                      its General Partner

                      By:   Stuart B. Brown
                            (whose signature appears below)
                            Authorized Agent

           RESTART PARTNERS V, L.P.,
           a Delaware limited partnership

           By:   PRIME GROUP V, L.P.,
                 a Delaware limited partnership,
                 its General Partner

                 By:  PRIME GROUP, INC.,
                      a Delaware corporation,
                      its General Partner

                      By:   Stuart B. Brown
                            (whose signature appears below)
                            Authorized Age

                  [SIGNATURES CONTINUED ON NEXT PAGE]


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           ENDOWMENT RESTART LLC,
           a Delaware limited liability company

           By:   ENDOWMENT PRIME LLC,
                 a Delaware limited liability company,
                 its Managing Member
                 By:  Stuart B. Brown
                      (whose signature appears below),
                      Authorized Agent

           MORGENS WATERFALL INCOME PARTNERS, L.P., a New York limited partnership

           By:   MW CAPITAL, LLC,
                 a Delaware limited liability company,
                 its General Partner

                 By:  Stuart B. Brown
                      (whose signature appears below),
                      Authorized Agent

           ______________________________________________________
           Stuart B. Brown
           for the entities and in the capacities described above